                          UNITED STATES BANKRUPTCY COURT
                            WESTERN DISTRICT OF TEXAS
                                 AUSTIN DIVISION

CASE NAME:  INTERNATIONAL META SYSTEMS, INC.    Petition Date:  3/2/98

                                        CASE NUMBER: 98-10782-FM
CORRECTED
MONTHLY OPERATING REPORT SUMMARY FOR MONTH    MAY    YEAR    1998

     MONTH                    3/31/98        4/30/98        5/30/98
REVENUES (MOR-6)               $115,000.00    $115,000.00     $90,000.00
INCOME BEFORE INT,
 DEPREC./TAX (MOR-6)          ($367,164.36)  ($378,805.85)  ($370,659.95)
NET INCOME (LOSS)(MOR-6)      ($467,008.95)  ($396,838.17)  ($417,008.29)
PAYMENTS TO INSIDERS (MOR-9)   $ 26,058.82    $ 23,147.05     $23,301.92
PAYMENTS TO PROFESSIONALS
 (MOR-9)                             0               0                0
TOTAL DISBURSEMENTS (MOR-8)    $369,679.46    $495,545.85    $430,940.22

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
AS OF SIGNATURE DATE          EXP.
                              DATE
--------------------------------------  -----
CASUALTY                 YES(X)NO( )    5-1-99
LIABILITY                YES(X)NO( )    5-1-99
VEHICLE                  YES( )NO( )    n/a
WORKER'S                 YES(X)NO( )    5/1/99
OTHER: Medical,
       Disability        YES(X)NO( )    7/1/98 TO 6/1/99
Dental, Life, D&O

CIRCLE ONE
Are all accounts receivable being collected within terms? Yes   No X
Are all post-petition liabilities, including taxes, being paid within terms? Yes X No
Have any pre-petition liabilities been paid?  Yes X  No
If so, describe
Small balances of withheld payroll taxes paid inadvertently by payroll processing company in March
Are all funds received being deposited into DIP bank accounts? Yes X No Were any assets disposed of outside the normal course of business? Yes No X If so, describe
Are all U.S. Trustee Quarterly Fee Payments current?  Yes X  No
What is the status of your Plan of Reorganization?  Pending

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED  /S/ Terry Kearns
       -----------------------------
       (ORIGINAL SIGNATURE)

TITLE   Controller
       -----------------------------

ATTORNEY NAME:  ERIC J. TAUBE
FIRM:  HOFFMAN & TAUBE, L.L.P.
ADDRESS:  100 CONGRESS AVENUE, SUITE 1600
CITY, STATE, ZIP:  AUSTIN, TEXAS  78702
TELEPHONE:  (512) 472-5997
FAX: (512) 472-5248

MOR-1

CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER:  98-10782-FM

                            COMPARATIVE BALANCE SHEETS

                    FILING DATE*   MARCH 31,      APRIL 30,      MAY 31,
ASSETS                 3/2/98         1998          1998          1998
CURRENT ASSETS
Cash                $    1,979     $    8,528     $   18,910.25  $   35,441.57
Accounts Receivable,
 Net                $  596,612     $  591,943     $  588,915.19  $  585,448.19
Inventory:  Lower
 of Cost of Market       0              0              0                   0
Prepaid Expenses    $  229,444     $  138,685     $  123,174.81  $  111,209.20
Investments              0              0                   0              0
Other               $   91,340          0                   0              0
TOTAL CURRENT
 ASSETS             $  919,375     $  739,156     $  731,000.25  $  732,098.96
PROPERTY, PLANT&
 EQUIP,@COST        $2,345,826     $2,361,303     $2,427,558.19  $2,451,035.09
Less Accumulated
 Depreciation       $  933,624     $  999,868     $1,036,792.90  $1,071,891.94
NET BOOK VALUE OF
 PP & E             $1,412,202     $1,361,435     $1,390,765.29  $1,379,143.15
OTHER ASSETS:
1.  Tax Deposits         0              0              0                   0
2.  Investments in
 Subs                    0              0              0                   0
3.  Pending Software
 Lease Deposit      $  250,000     $  250,000     $  250,000     $  250,000.00
4.  Patents         $  130,151     $  104,644     $  102,808     $  100,972.16
TOTAL ASSETS        $2,711,728     $2,455,235     $2,474,573.54  $2,462,214.27

           *Per SCHEDULES and STATEMENT OF AFFAIRS--correction pending
MOR-2                                   Revised:6/14/96

CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER:  98-10782-FM

                            COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNERS    FILING DATE*  MARCH 31,    APRIL 30 MAY 31
EQUITY                    3/2/98        1998         1998        1998
LIABILITIES:
 POST-PETITION
  LIABILITIES (MOR-4)         0       $   293,242  $  698,716     $1,092,661
 PRE-PETITION LIABILITIES:
  Notes Payable-Secured $3,392,544    $3,392,544   $3,392,544     $3,392,544
  Priority Debt         $   192,043   $   191,769  $  191,769     $  191,769
  Federal Income Tax    $       997        0                0        0
  FICA/Withholding      $       261        0                0        0
  Unsecured Debt        $ 4,379,292   $ 4,379,292  $4,379,292     $4,382,420
  Other                       0            0                0        0
TOTAL PRE-PETITION
 LIABILITIES            $ 7,965,137   $ 7,963,605  $7,963,605     $7,966,733
TOTAL LIABILITIES       $ 7,965,137   $ 8,256,847  $8,662,321     $9,059,394
OWNER'S EQUITY (DEFICIT):
 PREFERRED STOCK              0            0                0        0
 COMMON STOCK           $     3,965   $     3,965  $     3,965    $    3,965
ADDITIONAL PAID-IN
 CAPITAL                $19,027,008   $18,945,226   $18,956,517  $18,967,778
RETAINED EARNINGS:
 Filing Date            ($24,284,382)($24,284,382) ($24,284,382)($24,287,510)
RETAINED EARNINGS:
 Post Filing Date             0         ($467,009)  $  (863,847) ($1,281,413)
TOTAL OWNER'S EQUITY
 (NET WORTH)            ($5,253,409)  ($5,801,612)   ($6,187,747)($6,597,180)
TOTAL LIABILITIES &
OWNER'S EQUITY          $ 2,711,728   $ 2,455,235  $  2,474,574  $ 2,462,214

           *Per SCHEDULES and STATEMENT OF AFFAIRS--correction pending
MOR-3                                      Revised:6/14/96

CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER: 98-10782-FM

                      SCHEDULE OF POST-PETITION LIABILITIES

                                   March 31        April 30 May 31
                                     1998          1998         1998
TRADE ACCOUNTS PAYABLE             $ 16,558        $ 12,500 $ 11,407
----------------------
TAX PAYABLE:
 Federal Payroll Taxes                0            0                 0
 State Payroll & Sales                0            0                 0
 Ad Valorem Taxes                     0            0                 0
 Other Taxes                       $  1,063        $  1,063 $   1,063
TOTAL TAXES PAYABLE                $  1,063        $  1,063 $   1,063
SECURED DEBT POST-PETITION         $210,420        $600,420 $ 955,892
ACCRUED INTEREST PAYABLE           $ 28,093        $  7,365 $  16,778
*ACCRUED PROFESSIONAL FEES:        $ 23,490        $ 29,428 $  35,619
OTHER ACCRUED LIABILITIES:
 1. Deferred Compensation          $    846        $    846 $     846
 2. Accrued Vacation               $( 4,169)       $  9,099 $  22,242
 3. Accrued Payroll                $ 16,941        $ 37,995 $  48,814
TOTAL POST-PETITION
LIABILITIES (MOR-3)                $293,242        $698,716 $1,092,661
          ---------------------------------------  ---------    ----------

*Payment Requires Court Approval.

MOR-4                                      Revised:6/14/96

CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER: 98-10782-FM

                        AGING OF POST-PETITION LIABILITIES
                                   May 31, 1998

DAYS  TOTAL    TRADE ACCTS  FED TAXES  STATE TAXES AD-VALOREM, OTHER
                                                  OTHER TAXES
0-30    $  393,945  $11,407   0       0          0          $  382,538
31-60   $  453,955  0         0       0          0          $  453,955
61-90   $  244,761  0         0       0          $1,063         $  243,698
91+     $    0      0         0       0          0          0
TOTAL   $1,092,6611 $11,407   0       0          $1,063         $1,108,191

                           AGING OF ACCOUNTS RECEIVABLE

MONTH            MARCH 31, 1998       APRIL 30, 1998        MAY 31, 1998
0-30 DAYS           $ 85,531          $ 82,503              $ 79,036
31-60 DAYS              0                  0
61-90 DAYS              0                  0
91 + DAYS           $506,412          $506,412              $506,412
TOTAL            $591,943             $588,915              $585,448

MOR-5

CASE NAME: INTERNATIONAL META SYSTEMS, INC.   CASE NUMBER: 98-10782-FM

                            STATEMENT OF INCOME (LOSS)

MONTH               March 31,      April 30,     May 31,         Filing
                    1998           1998          1998            to Date
                    ----------     ---------     --------        ------------
REVENUES (MOR-1) $ 115,000.00 $115,000.00  $90,000.00       $  320,000.00
TOTAL COST OF
 REVENUES           0              0             0               0
GROSS PROFIT        $ 115,000.00   $115,000.00   $90,000.00 $  320,000.00
OPERATING EXPENSES:
 Selling &
  Marketing         $   5,848.55   $  8,413.50   $ 6,227.98 $   20,490.03
 General &
Administrative      $  37,610.93   $ 78,000.05   $ 76,718.72     $  192,329.70
 Insiders
   Compensation     $  24,076.92   $ 23,076.92   $ 23,301.92     $   70,455.76
 Professional Fees  $  23,490.31   $  5,938.00   $  6,190.80     $   35,618.31
 Other (attach list)$ 391,137.65   $378,377.38   $348,220.53     $1,117,735.56

TOTAL OPERATING
EXPENSES            $ 482,164.36   $493,805.85   $460,659.95     $1,436,629.36
INCOME BEFORE INT,
DEPR/TAX (MOR-1) ($367,164.36)     ($378,805.85)($370,659.95)    ($1,116,629.36)
INTEREST EXPENSE $  28,093.19 ($ 20,728.45)      $  9,413.46     $    16,778.20
DEPRECIATION        $  71,751.40   $  38,760.77  $ 36,934.88     $   147,447.05
OTHER (INCOME)
  EXPENSE*          0              0                 0           0
OTHER ITEMS**       0              0                 0           0
TOTAL INT, DEPR &
 OTHER ITEMS        $  99,844.59   $ 18,032.32   $ 46,348.34     $   164,225.25
NET INCOME BEFORE
 TAXES              ($467,008.95)  ($396,838.17) ($417,008.29)   ($1,280,854.61)
FEDERAL INCOME TAXES          0            0         0           0
NET INCOME (LOSS)
(MOR-1)          ($467,008.95)     ($396,838.17) ($417,008.29)   ($1,280,854.61)

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote
MOR-6                                 Revised:6/14/96

International Meta Systems, Inc.-Details for MOR-6, Other Operating Expenses


ITEM                               May 31, 1998
----                                ------------
Technical Salaries
  Dept. 100                        $29,480.86
  Dept. 200                        $29,742.48
  Dept. 301                        $67,696.29
  Dept. 302                        $43,299.75
  Dept. 303                        $17,437.48
  Dept. 304                        $32,106.37
  Dept. 400                        $12,398.87
                                   ----------    $232,162.10
    Less: Insiders Comp.                         $(23,301.92)
    Less: Sales & Marketing                      $ (5,602.87)
                                                 ------------    $203,257.31
Contract Engineers                 $86,583.50
Employee Benefit-Insurance         $14,194.35
Employee Benefit-Options*          $10,703.00
Employee Benefit-Payroll Taxes     $15,973.29
Amortize Prepaid Maintenance*      $17,509.08
                                   ----------                    $144,963.22
                                                                 -----------
                                                                 $348,220.53

*Non-cash items

MOR-6 WORKSHEET
<PAGE 9>
CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER:  98-10782-FM

CASH RECEIPTS AND       MONTH         MONTH          MONTH       FILING TO
DISBURSEMENTS           March, 1998   April, 1998    May 1998    DATE
1. CASH-BEGINNING
   OF MONTH             $  1,979   $  8,528      $ 18,910   $    1,979
RECEIPTS:
2. CASH SALES           $115,000   $115,000      $  90,000  $  320,000
3. COLLECTION OF
   ACCOUNTS RECEIVABLE  $ 25,000      0              0      $   25,000
4. LOANS & ADVANCES
   attach list)         $210,420   $390,000      $355,473   $  955,892
5. SALE OF ASSETS(1)    $ 20,000      0              0      $   20,000
6. OTHER (attach list) $  5,808    $    928      $  1,999   $    8,735
TOTAL RECEIPTS          $376,228   $505,928      $447,472   $1,329,628
Withdrawal) Contribution
by Individual Debtor MFR-2*
---------------------------------------------------------------------------
DISBURSEMENTS:
7. NET PAYROLL          $192,511   $168,749      $149,640   $  510,900
8. PAYROLL TAXES
   PAID          $ 37,762     $ 72,633          $ 68,066   $  178,461
9. SALES, USE &
   OTHER TAXES PAID           0       0          $  1,992   $    1,992
10.SECURED/RENTAL/
   LEASES        $    245     $ 12,985          $ 12,654    $   25,884
11. UTILITIES                 0    $  7,187      $  5,413   $   12,600
12. INSURANCE           $ 23,609   $ 23,864      $ 24,398   $   71,871
13. INVENTORY PURCHASES 0          0             0               0
14. VEHICLE EXPENSES          0       0              0               0
15. TRAVEL &
   ENTERTAINMENT $  8,563     $ 10,650          $ 12,786    $   31,999
16. REPAIRS, MAINT-
   ENANCE & SUPPLIES    $  1,207   $  3,799      $  3,419   $    8,425
17. ADMINISTRATIVE &
   SELLING              $  2,655   $  5,305      $  9,452   $   17,412
18. OTHER (attach
   list)                $103,127   $186,624      $143,120   $  432,871
TOTAL DISBURSEMENTS
FROM OPERATIONS         $369,679   $491,796      $430,940   $1,292,415
19. PROFESSIONAL FEES         0       0              0               0
20. U.S. TRUSTEE FEES         0    $  3,750          0      $    3,750
21. OTHER REORGANIZATION
   EXPENSES (attach list)     0       0              0               0
TOTAL DISBURSEMENTS     $369,679   $495,546      $430,940   $1,296,165

22. NET CASH FLOW       $  6,549   $ 10,382      $ 16,531   $   33,462
23. CASH-END OF MONTH
   (MOR-2)              $  8,528   $ 18,910      $ 35,442   $   35,442

MOR-7   *Applies to Individual debtor's only.   Revised:6/14/96
(1) Sold pre-petition:  This reflects receipt of balance due on account.

Case Name: INTERNATIONAL META SYSTEMS, INC.
 Case Number 98-10782-FM
                        MOR-7 Worksheet Attachments
                        ---------------------------
                                      Actual
                                      ------
Cash Sales
----------
 ZSP                                       $ 90,000.00

Sale of Assets                                  0
--------------

Collection of A/R                               0
-----------------

Loans & Advances
----------------
 IPIQ-loans                                $355,472.22

Other
-----
Hesson-Smith/Cobra      $  1,999.32
                        $      0.00        $  1,999.32

Total Receipts                             $447,471.54
---------------

Net Disbursements
-----------------
Net Payroll             $149,639.76

Payroll taxes           $ 68,066.09        $217,705.85
                        -----------
Sales, Use & Other
   Taxes Paid                              $  1,992.38

Secured/Retail/Lease
  Dahill Industries/
   equip. lease         $    162.38
  Inter-Tel/phone
   equip. lease         $  1,462.21
  GE Capital/equip.
   lease                $    223.00
  Walltech/furniture
   rental               $    390.46
  Rent                  $ 10,415.59        $ 12,653.64
Utilities                                  $  5,412.42
Insurance                                  $ 24,398.31
Travel & Enter.                            $ 12,785.50
Repairs, maint., supplies                  $  3,419.38
Admin. & Selling
  Outside Services-PR   $    625.11
  Payroll Processing
  Fee Paychex           $    454.53
  M. Jordan expenses    $      0.00
  401K Service Charge   $  2,151.00
  Bank Service Charges  $     66.55
Telephone/Fax           $  6,155.15   $  9,452.34

Other
  Contract Employees    $109,443.50
  Recruiting & Hiring          0.00
  Employee Relocation
  Loans          $  3,000.00
  Software/Hardware
   Purchases            $ 30,676.90   $143,120.40
                        ----------    -----------
  U.S. Trustee-Qrtly
    filing                            $    0

TOTAL NET DISBURSEMENTS            $430,940.22
-----------------------            -----------

Net Cash Flow                         $ 16,531.32
-------------                         -----------

CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER 98-10782-FM

                           CASH ACCOUNT RECONCILIATION
                                MONTH OF May, 1998

BANK NAME               Bank One      Bank One
ACCOUNT NUMBER          #1826551242   #1826551234
ACCOUNT TYPE            OPERATING     OTHER FUNDS*          TOTAL
------------            ----------    ------------          -----
BANK BALANCE            $ 63,674.79   $    0                $ 63,674.79
DEPOSIT IN TRANSIT      $ 85,000.00   $    0                $ 85,000.00
OUTSTANDING CHECKS      $113,233.22                         $113,233.22
ADJUSTED BANK BALANCE   $ 35,441.57   $    0                $ 35,441.57
BEGINNING CASH-PER
  BOOKS                 $ 18,930.39   $    (20.14)          $ 18,910.25
RECEIPTS                $357,471.54   $ 90,000.00           $447,471.54
TRANSFERS BETWEEN
  ACCOUNTS              $ 89,979.86   $(89,979.86)                   0
(WITHDRAWAL)
CONTRIBUTION-BY
INDIVIDUAL DEBTOR
MFR-2
CHECKS/OTHER
DISBURSEMENTS           $430,940.22   $   0                 $430,940.22
ENDING CASH-
PER BOOKS               $ 35,441.57   $   0                 $ 35,441.57

                                           *Cash Collateral Account
MOR-8                                            Revised:6/14/96

CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER:  98-10782-FM

                      PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(30)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

INSIDERS: NAME/POSITION/COMP TYPE     MONTH      MONTH           MONTH
                                      March 1998 April, 1998     May, 1998
1. Lee W. Hoevel/President/Salary     $10,000.00 $10,000.00 $10,000.00
2. Hanan Potash/V.P./Salary           $ 8,461.52 $ 8,461.52 $ 8,461.52
3. Malcolm Jordan/V.P./Salary         $ 5,615.40 $ 4,615.40 $ 4,840.40
4. Malcolm Jordan/V.P./Expense
   Reimbursement                   $ 1,981.90   $    70.11  $    0
5.
6.
TOTAL INSIDERS (MOR-1)                $26,058.82 $23,147.05 $23,301.92

PROFESSIONALS                                   MONTH
NAME/ORDER DATE
1.
TOTAL PROFESSIONALS (MOR-1)

MOR-9                                           Revised: 6/14/96